UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): May 8, 2003

Z-Tel Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-28467 (Commission File Number)	59-3501119 (I.R.S. Employer Identification Number)

601 South Harbour Island Boulevard, Suite 220
Tampa, Florida 33602
(Address of Principal Executive Offices)

(813) 273-6261
(Telephone Number, Including Area Code)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     We announced the results of our operations for the quarter ended March 31, 2003 via a news release on May 8, 2003. A copy of this news release is attached as Exhibit 99.1 to this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on this behalf by the undersigned, thereunto duly authorized.

Dated: May 8, 2003
Z-TEL TECHNOLOGIES, INC.

BY: /s/ D. Gregory Smith

Name: D. Gregory Smith Title: Chief Executive Officer